EXHIBIT 10.62.1



         PRESENT ASSIGNMENT OF POWER PURCHASE AGREEMENT



          KNOW ALL MEN BY THESE PRESENTS, that PANDA-BRANDYWINE, L.P. (the "Partnership"), for valuable consideration, receipt of which is hereby acknowledged, has sold, assigned, transferred, conveyed and set over and does hereby sell, assign, transfer, convey and set over unto FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), in its capacity as Owner Trustee for the benefit of General Electric Capital Corporation, as Owner Participant ("Owner Participant"), its successors and assigns forever (the "Lessor") all the right, title and interest of the Partnership in, to and under the Power Purchase Agreement, dated August 9, 1991, between the Partnership and Potomac Electric Power Company ("PEPCO"), as amended as of the date hereof in accordance with the First Amendment thereto, dated September 16, 1994, and as the same may from time to time be further amended, modified or supplemented (hereinafter called the "Assigned Agreement").

          So long as the Facility Lease dated as of December 18, 1996 between the Lessor and the Partnership (the "Facility Lease") shall remain in effect and the Lessor or GE Capital shall not have notified PEPCO that, pursuant to the exercise of its rights and remedies under the Facility Lease, the rights, powers, privileges and benefits of the Partnership hereinafter described have been terminated, the Partnership shall continue to enjoy and exercise in its own name all the rights, powers, privileges and benefits of "Seller" under the Assigned Agreement.

          This Assignment shall not cause the Lessor or the Owner
Participant to be under any obligation to the Partnership or to PEPCO for the performance or observance of any of the representations, warranties, terms or conditions of the Assigned
Agreement.

          Notwithstanding this Assignment, the Partnership shall be and remain obligated to PEPCO to perform all of the Partnership's obligations and agreements under the Assigned
Agreement, and PEPCO shall be and remain obligated to the Partnership to perform all of PEPCO's obligations and agreements under the Assigned Agreement.

          The Partnership does hereby irrevocably constitute and appoint the Lessor its true and lawful attorney-in-fact with full and irrevocable power and authority in the place and stead of the Partnership and in the name of the Partnership or in the name of the Lessor, for the purpose of carrying out the terms of this Assignment, to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Assignment. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

          The Partnership hereby represents and warrants that, other than pursuant to the Collateral Assignment of Power Purchase Agreement, dated as of March 30, 1995, which has been terminated, it has not heretofore assigned or otherwise disposed of or encumbered any right, title or interest of the Partnership in, to or under the Assigned Agreement or any moneys due or to become due to the Partnership under or by reason thereof, and that the Partnership has the right and power to transfer to the Lessor absolute title to the Partnership's right, title and interest in, to and under the Assigned Agreement and in and to all the moneys due and to become due to the Partnership under the Assigned Agreement.

          Nothing in this Present Assignment of Power Purchase Agreement shall be deemed to limit the provisions of the Amended and Restated Consent and Agreement, dated as of December 30, 1996, among PEPCO, the Partnership, the Owner Participant, Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association) in its capacities as Owner Trustee and Security Agent, First Security Bank, National Association, not in its individual capacity but solely as Indenture Trustee, and Credit Suisse in its capacity as the Administrative Agent (the "Consent of Power Purchaser"). Without limiting the scope of the foregoing, the exercise of remedies or any similar action under this Present Assignment of Power Purchase Agreement is subject to, and shall be conducted in a manner consistent with, PEPCO's rights under (i) the Consent of Power Purchaser, and (ii) the Assigned Agreement and the Transfer Agreement (to the extent such rights under the Assigned Agreement and the Transfer Agreement are not explicitly waived by PEPCO in accordance with the terms of the Consent of Power Purchaser).

          This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Partnership has caused this Assignment to be duly executed and delivered as of December 18, 1996.

                              PANDA-BRANDYWINE, L.P.

                              By:  PANDA BRANDYWINE CORPORATION
                                     its General Partner


                              By:  /s/ William C. Nordlund
                                 Title:  Senior Vice President